UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2011

CHINA SHESAYS MEDICAL COSMETOLOGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-144888	01-0660195
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Sichuan SHESAYS Cosmetology Hospital Co., Ltd.
New No. 83, Xinnan Road, Wuhou District
Chengdu City, Sichuan Province, P.R. China 610041
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: 86-028-8548-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On February 17, 2011, China SHESAYS Medical Cosmetology Inc. (the “Company”) issued a press release to provide an update regarding the progress of commencing operations at its new flagship hospital in Chengdu, Sichuan province. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 is being furnished and shall not be deemed “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed with the Commission.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHESAYS MEDICAL COSMETOLOGY INC.

Date: February 17, 2011

By: /s/ Yixiang Zhang
Name: Yixiang Zhang
Title: Chief Executive Officer

EXHIBIT INDEX
Form 8-K

Filed
Exhibit			By
No.	Description	Herewith	Reference
99.1	Press Release.	X